Exhibit 10.1.32

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE

CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR

CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

CONTRACT#: 104150-0000

SERVICE ORDER

This Service Order is submitted by Gogo LLC (“Customer”) to New Skies Satellites B.V. (“SES”) in accordance with the terms and conditions of that certain Master Services Agreement executed between Customer and SES dated 17 August, 2012, as amended by Amendment No. 1 dated 30 November, 2012 (the “MSA”).

A.	Notice Information.

Customer	SES:
111 North Canal Street, Ste. 1500	Rooseveltplantsoen 4
Chicago, IL 60606	2517 KR The Hague
USA	The Netherlands
Attn: Anand Chari	Attn: Legal Services, Commerical
Facsimile: +1 630 517 5414	Facsimile: +31 70 306 4280
Telephone: +1 630 517 5614	Telephone: +31 70 306 4100
Email: achari@gogoair.com	Email: Customer.notices@ses.com

B.	Service Description.

SES shall provide Customer with the satellite services in accordance with the Service Specifications set forth below (“Service”).

Satellite:	Orbital Location:	Orbital Tolerances:
SES-15	[***]	[***]

SES Fleet Satellite: The SES Satellite utilized to provide the Service is an SES Global Fleet Satellite.

[***]

C.	Service Specifications.

Ramp Stage	Start Date – End Date	Spot Beam	Wide Beam	Total	Monthly Service Fee
1	Commencement Date – one day prior to the six (6) month anniversary of the Commencement Date	[***]	[***]	[***]	[***]
2	the six (6) month anniversary of the Commencement Date – one day prior to the nine (9) month anniversary of the Commencement Date	[***]	[***]	[***]	[***]
3	the nine (9) month anniversary of the Commencement Date – one day prior to the twelve (12) month anniversary of the Commencement Date	[***]	[***]	[***]	[***]

CONTRACT#: 104150-0000

4	the twelve (12) month anniversary of the Commencement Date – one day prior to the eighteen (18) month anniversary of the Commencement Date	[***]	[***]	[***]	[***]
5	the eighteen (18) month anniversary of the Commencement Date – End Date	[***]	[***]	[***]	[***]

[***]

Additional Service Specifications are contained in Attachment A to this Service Order.

D.	Service Term; Fees.

Commencement Date: The Commencement Date will be the commercial operation date of the Service, as declared by SES after the successful launch, testing, and in-orbit deployment of the Satellite at the Orbital Location. SES will keep Customer reasonably apprised on the status of the satellite including the estimated Commencement Date and provide notice to the Customer of the actual date that the satellite is available for commercial operation.

End Date: On the date that is the tenth (10th) anniversary of the Commencement Date.

Monthly Service Fee: The monthly Service Fee will be based on the applicable rate set forth in Attachment B to this Service Order. Customer shall make each and every payment monthly in advance, on or before the last business day of the month preceding the month in which Service is provided, and all such payments shall be made without offset, withholding or deduction of any kind.

[***]

The Service Fee payment conditions and Security have been agreed between the Parties based on Customer’s credit rating at the time of execution of this Service Order. Delays in the fulfillment of Customer’s obligations (including required payments due upon execution) may cause delays in the commencement of Service, but will not delay the Commencement Date for payment purposes.

E.	Other Applicable Terms and Conditions.

Capture Team. In a side letter being entered into concurrently with the execution of this Service Order, each Party is designating a minimum of three (3) contacts each to be part of a team (the “Capture Team”) which will coordinate items of mutual interest pertaining to the Service, including capacity requirements and availability, satellite topology and restoration capability with respect to beams used or considered for the Service, technical and operational implementation, issue resolution, and SES’s nominal fleet deployment plans to replace the Satellite, whether upon a launch failure, at end of life or otherwise. One or more of a Party’s designated contacts may be changed upon notice to the other Party and such notice will designate a replacement person at an equivalent level. The Capture Team shall meet at least two (2) times per calendar year or as otherwise agreed by the Parties, and shall meet reasonably promptly upon the request of either Party.

Confirmed Outage: SES will provide Customer with a [***] plan within [***] of an unresolved Confirmed Outage.[***]. The rights under this paragraph are in addition to the Parties’ termination rights under Subsection 8(a) of the MSA.

[***]

Teleport Services: SES agrees to provide teleport services reasonably sufficient to support the Service. [***]. In the negotiation of the definitive agreement for such teleport services, the Parties agree to discuss, in good faith, the

SES PROPRIETARY & CONFIDENTIAL	Customer initials: ___
Gogo SES-14 Service Order 11Feb2016 v3 CLEAN	SES initials: ___

CONTRACT#: 104150-0000

possible mitigation of additional costs and expenses, provided that Customer understands and agrees that (a) such mitigation efforts may not be successful, and (b) the absence of mitigation efforts will not excuse the execution of the definitive agreements for teleport services. The agreement between the Parties regarding teleport services will be set forth in a separate Service Order, under the terms and conditions of the MSA and consistent with this paragraph. If the Parties cannot agree on terms other than those set forth in this paragraph, such terms will be generally consistent with existing terms and conditions between the Parties with respect to teleport services.

Health Reports: SES will provide Customer with a report, no less frequently than each calendar quarter during the Service Term, on the health status of the Satellite, highlighting any health status changes from the prior quarterly report.

[***]

[***]

[***]

Service Order 103737-0000: Within thirty (30) Days of countersignature of this Service Order or the SES-14 Service Order, whichever is later, the Parties will amend Service Order 103737-0000, dated 20 January 2016, under which Customer may elect to [***]. The amendment will be effective as of the date of countersignature of this Service Order or the SES-14 Service Order, whichever is later.

[***].

Licensing and Coordination: [***]

Acknowledgments: Customer acknowledges that the Satellite has not been launched at the time of execution of this Service Order. SES does not assume any liability or obligation in the event the commencement of the Service is for any reason delayed or modified or does not occur. Customer acknowledges and agrees that it shall not be entitled to seek specific performance to compel SES to cause any satellite (whether or not in orbit), including SES-15, to be constructed, launched or made commercially operational at any orbital location. The Parties acknowledge that (i) the Satellite is a SES Global Fleet Satellite and the provisions of Appendix C (Additional Terms and Definitions for North American Fleet Satellites) of the MSA do not apply to this Service Order; (ii) the provisions in Section 1 (Service Orders) of the MSA regarding third party terms and conditions are not applicable to this Service Order (except to the extent third party teleport services are contracted as contemplated herein); and (iii) for purposes of this Service Order, the term “available” and “availability” mean as determined by SES in its sole discretion.

Conditions: This Agreement is subject to the Parties’ execution of the SES-14 Service Order, on or before the execution date of this Service Order, failing which this Agreement shall be void ab initio and the Parties shall have no further obligations or liabilities to each other under this Agreement.

The services ordered pursuant to this Service Order are provided subject to the terms and conditions described in the MSA, including the applicable appendices attached thereto. Termination of the MSA will not affect the performance obligations of the Parties with respect to this Service Order or the applicability of the terms and conditions set forth in the MSA to this Service Order.

GOGO LLC		NEW SKIES SATELLITES B.V.

By:	/s/ Tim Joyce	By:	/s/ U. Bowsma
Name:	Tim Joyce	Name:	U. Bowsma
Title:	VP RF Engineer	Title:	Director
Date:	February 16, 2016	Date:	February 18, 2016

		By:	/s/ DE Hauwer
		Name:	DE Hauwer
		Title:	Director
		Date:	February 18, 2016

SES PROPRIETARY & CONFIDENTIAL	Customer initials: ___
Gogo SES-14 Service Order 11Feb2016 v3 CLEAN	SES initials: ___

CONTRACT#: 104150-0000

[ATTACHMENT A: SERVICE SPECIFICATIONS FOR CAPACITY ON SES-15]

SES PROPRIETARY & CONFIDENTIAL	Customer initials: ___
SES initials: ___

CONTRACT#: 104150-0000

ATTACHMENT B: MONTHLY SERVICE FEES

HTS Capacity	Rate (per MHz per month)
SES-15 Spot Beams	[***]
SES-15 Wide Beams	[***]
SES-15 Broadcast Beams	[***]
SES-14 Spot Beams	[***]
SES-14 Wide Beams	[***]
SES-12 Spot Beams	[***]
SES-12 Wide Beams	[***]

Non-HTS Capacity	Rate (per MHz per month)
[***]	[***]
[***]	[***]
[***]	[***]

SES PROPRIETARY & CONFIDENTIAL	Customer initials: ___
SES initials: ___

ATTACHMENT A: SERVICE SPECIFICATIONS FOR CAPACITY ON SES-15

This attachment contains the Service Specifications for the Capacity on SES-15. The performance and configurations identified in this attachment are subject to variation, and may be updated as appropriate throughout the satellite construction program and through in-orbit testing. However, notwithstanding the prior sentence, or any other references in this Attachment A to updating or adjustment of performance, configuration or other specifications relating to SES-15 or set forth herein, to the extent such updates or adjustments are made or proposed to be made which would reduce the performance or configuration of SES-15 used to provide the Service below the values set forth in this Attachment A,[***]. For the avoidance of doubt, any changes to the [***] are subject to the mutual written agreement of the Parties.

Following execution by both Parties of this Service Order, [***]

I.	Service Description of SES-15

The SES-15 Capacity is configured as follows:

[***]

II.	SES-15 (at[***])

HTS Ku-Band User Beams

The HTS Ku-band user beams are shown in Figure 1.

SES PROPRIETARY & CONFIDENTIAL	Customer initials: ___
SES initials: ___

[***]

The HTS Ku-band user beam will consist of a mix of spot beam sizes, primarily 1.1 (approximate) degree in diameter, along with larger diameter beams (1.4-1.6 degrees approximate) positioned over Hawaiian corridor and other points across North America.

User Beam Performance

[***]

[***] Figure 2: SES-15 Beam Cell Definitions

[***].

Co-frequency Interference

[***]. The actual range may vary slightly from expected levels.

Operational constraints within and beyond the individual beam cell boundaries will be established by SES, to maintain appropriate C/I levels across the satellite and to allow for Customer transition between adjacent beams. Such operational constraints will be provided to Customer at a minimum 3 months prior to service commencement.

Communications Channel SFD

HTS User Beams

SES will determine the communications channel gain setting and operational modes associated with the SFD operational levels. [***]

[***][***].

North America Beam

[***]

SES15 NA Beam transponders are designed with an operational range of [***] dB, from

[***]

[***]

User Beam Spectrum

[***]

Gateway Beams

[***]

1. [***]

[***]Locations

The spectrum identified for the gateway beams is as follows:

•	Uplink: [***] GHz band, [***] GHz band.

•	Downlink: [***] GHz and the [***] GHz band.

SES PROPRIETARY & CONFIDENTIAL	Customer initials: ___
SES initials: ___

[***].

North America Beam

[***]. Actual performance may vary slightly from depicted levels.

Frequency Band: [***] GHz, [***] GHz, [***] GHz

[***]

Cross Polarization Isolation (North America Beam)

For 90% of the composite coverage area depicted by the polygon in Figure 5, the minimum co-frequency cross polarization isolation will be better than [***] dB, based on saturated operation, compliant with applicable spectrum constraints.

SES PROPRIETARY & CONFIDENTIAL	Customer initials: ___
SES initials: ___

III. Customer Capacity Allocations.

SES-15 HTS Beam Capacity Commitments

The [***] is set forth in Table C.

Table C: [***] Capacity

[***]

[***]

[***]

SES reserves the right to modify the capacity allocation to optimize beam loading in accordance with Section B (Service Description) of the Service Order.

SES-15 North America Beam Capacity Commitments

North America Beam-Capacity
Beam Channel Beam	Transponder BW	Transponder Polarization	Frequency Band

TBD	[***]	V (D/L)	[***]

TBD	[***]	H (D/L)	[***]

IV. Spectrum, Coordination, and ASI Environment

Orbital Slot

The limitations set forth in this Section IV are provided for the [***] orbital location.

Downlink EIRP Spectral Density

The peak on–axis downlink constraint for the user beam is [***] dBW/Hz.

Adjacent Satellite Environment

Table E describes the current ASI environment within +/- 4o of [***].

Table E: Adjacent Satellite Environment

Band	Frequency Range	Interference Levels From Neighboring Orbital Slots1
		125°W	127°W3	131W	133W
Unplanned Ku FSS	[***] GHz	[***]	[***]	[***]	[***]
Extended Ku FSS[4]	[***] GHz	[***]	[***]	[***]	[***]
Planned Ku FSS[4]	[***] GHz	[***]	[***]	[***]	[***]

1	The levels in this table represent peak permissible levels.
2	El Salvador has an Appendix 30B plan assignment at [***] and Guatemala has an Appendix 30B plan assignment at [***] and, as such, the planned Ku FSS [to parallel the Planned Ku FSS in the table] frequencies will be avoided over those areas.
3	Some of the spectrum may be impacted by future ITU filings at adjacent orbital positions and, as such, SES will endeavor to achieve favorable status on its ability to maximize the utilization of the desired frequency bands. Note that for coverage of the United States, new satellites may operate at the FCC’s two degree spacing levels without further coordination. Once coordination is complete, more definitive levels will be provided.

SES PROPRIETARY & CONFIDENTIAL	Customer initials: ___
SES initials: ___

[***]

Uplink Spectral Density Constraints

[***]

Gateway Beams

[***]

Polygon References

NA Beam Polygon vertices

[***]

Ka-Gateway polygon coordinates

[***]

HTS Beam Cell Polygon vertices

[***]

SES PROPRIETARY & CONFIDENTIAL	Customer initials: ___
SES initials: ___